[GRAPHIC OMITTED]

NUMBER                                                             SHARES
  0
                                                               See Reverse for
                                                             Certain Definitions

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 DOCUPORT, INC.
                             TOTAL AUTHORIZED ISSUE
                     12,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

                                    SPECIMEN

This is to Certify that _______________________________________ is the owner of
_______________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Cerificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

_____________________________                      _____________________________
                    SECRETARY                                          PRESIDENT

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     - as tenants in common

      TEN ENT     - as tenants by the entireties

      JT TEN      - as joint tenants with right of survivorship and not as
                    tenants in common

      UNIF GIFT MIN ACT - ______ Custodian _______
                           Cust             Minor

      under Uniform Gifts to Minors Act ___________
                                          (State)

For value received ___ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated ______________ 19___
            In presence of

                                                 _______________________________

_______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.